[logo] WM
GROUPofFUNDS

                    MONEY
                    MARKET
                    FUNDS
                              Common sense. Uncommon solutions.
[graphic omitted]

                    ANNUAL REPORT
                    for the year ended
                    October 31, 2002

MONEY MARKET FUNDS

     Money Market Fund
     Tax-Exempt Money Market Fund
     California Money Fund

Table of Contents

Message from the President .......................................    1

A Return to the Basics ...........................................    2

Individual Portfolio Reviews .....................................    5

Statements of Assets and Liabilities .............................    6

Statements of Operations .........................................    8

Statements of Changes in Net Assets ..............................    9

Statements of Changes in Net
Assets -- Capital Stock Activity .................................   11

Financial Highlights .............................................   12

Portfolio of Investments .........................................   14

Notes to Financial Statements ....................................   22

Independent Auditors' Report .....................................   26

Other Information (unaudited) ....................................   27

---------------------------
NOT     o May Lose Value
FDIC    o No Bank Guarantee
INSURED
---------------------------

[Photo of William G. Papesh]

Dear Shareholder,

Global economic uncertainty early in the year ushered in a fairly difficult investment environment, and these developments supported the benefits of a capital preservation strategy. Although yields declined during the period, money market instruments provided a safe haven from corporate scandals, fear of terrorism and war, and generally weak economic conditions that repeatedly challenged investor confidence. While these forces continue to affect the overall investment environment, we should also recognize the long-term strength of the U.S. economy and the resiliency of its financial markets. Throughout a history dating back to 1939, the WM Group of Funds has seen economic and financial downturns, yet the markets have always rebounded. This period should prove no different.

In the face of challenging market conditions, it is important that investors not lose sight of their long-term financial goals. The temptation, of course, is to change your investment strategy in response to short-term circumstances. It is disconcerting to note that the record for equity mutual fund net sales occurred in February of 2000, just before the market's peak. Conversely, the month with the largest single outflow from equity funds was July of 2002, just as markets struggled to find a bottom.(1) It is a common pitfall to sell at the bottom after buying at a peak--precisely the opposite of what is intuitive and beneficial for an investor. It is also easy to get caught up in bull market euphoria or bear market anxiety, which is why we always suggest working with an Investment Representative and examining strategies that can help avoid these common investment mistakes.

At the WM Group of Funds, we feel that finding the best tradeoff between risk and return is crucial for positioning your assets so that you can realize your financial goals. Therefore, we employ a unique focus on risk management, emphasizing the importance of long-term risk-adjusted returns. Over the last twelve months, this focus yielded relative performance results that were gratifying despite the widespread losses endured by equity-based investments. We also experienced strong sales inflows and low redemptions in contrast to many others in the mutual fund industry. For example, during the current bear market we have consistently achieved redemption rates that have been significantly lower than overall industry averages. This is a testament to our risk management philosophy and to the ongoing relationship between you and your Investment Representative.

In addition to risk management, a broad mix of assets and adherence to a long-term plan can provide the downside protection and wealth-building potential that you need. This is the basic premise of asset allocation, a strategy that is central to our fund family's investment philosophy. The WM Group of Funds boasts one of the oldest asset allocation programs on the market--our Strategic Asset Management (SAM) program. The SAM program has incorporated a fund-of-funds approach since 1996, but its investment roots date back to October 1990.(2) In fact, of the 468 portfolios currently classified as fund-of-funds by Lipper, Inc., only two other fund companies have track records that predate the 1990 inception of the SAM program.(3) Through diversification and active asset allocation, our Strategic Asset Management Portfolios can provide investors with the potential for reduced risk combined with investment choice and flexibility.

This year's clear contrast between the performance of bond and stock investments also supports the rationale for asset allocation. When one security type advanced, it was at the expense of the other. Incorporating both bonds and stocks in an investment portfolio can limit the effects of drastic market swings through a combination of securities that react differently to changing market forces. Investors whose portfolios included fixed-income investments received the benefits of an income stream and reduced risk during this year's heightened volatility.

As we look to the coming year, I would like to reiterate the importance of maintaining a long-term perspective. Although choppy market performance may continue in the short-term, we believe that the country is in the midst of a recovery. Ongoing market conditions present an opportunity for all of us to learn, re-assess, and gain additional understanding of how we can effectively deliver solid risk-adjusted returns in a multitude of market conditions. I encourage you to contact your Investment Representative with any questions or feedback you may have as we navigate through this difficult interval and prepare for the next market cycle. For more than 60 years we have dedicated ourselves to assisting our shareholders in building their investment wealth. Thank you for the opportunity to continue doing so in the future and for your confidence in the WM Group of Funds.

     Sincerely,

 /s/ William G. Papesh

     William G. Papesh
     President

(1) Source: Investment Company Institute.

(2) Prior to November 1, 1996, the Strategic Asset Management Portfolios were known as Sierra Asset Management Accounts ("SAM Accounts"). The SAM accounts were discretionary asset allocation accounts that were not registered under the Investment Company Act of 1940.

(3) Source: Lipper, Inc. Lipper is an independent industry research firm that classifies and tracks the performance of mutual funds.

Note: An investment in the WM Money Market Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

A Return to the Basics

[graphic omitted]

Investing in Strength

Although U.S. equity markets have retreated from their highs in early 2000 and the economy has struggled through a recession, the U.S. financial system is still the largest and strongest in the world. We will recover from this recession, and the markets will eventually follow. Now is the time to re-examine positions, ensure that we are still on track, and focus on our long-term goals and objectives rather than on day-to-day market fluctuations.

Economic weakness and bear markets are a natural, albeit painful, part of the investment process. In truth, bear markets can provide numerous opportunities to invest when prices have fallen--as long as we have a long-term perspective along with the time and patience to allow markets to rebound. As a society, we'd prefer to buy products on sale rather than pay full price, but we seem to avoid low prices in financial assets. It is difficult, even for the experts, to precisely time the market's peaks and bottoms, but investing when prices are low is just good common sense, and history supports this approach.

----------------------------------------------------------------------------------------------
Buying "On Sale"                         AVERAGE ANNUAL RETURN FROM BOTTOM OF MARKET
Recession/Bear Market            Bottom            3 Year            5 Year            10 Year
1973-74                          Nov '74            20.0%             16.8%             15.6%
1981-82                          Aug '82            27.1%             29.7%             19.2%
1987                             Dec '87            15.8%             17.3%             18.7%
1990-91                          Nov '90            19.0%             17.2%             19.4%
2000-02                             ?                 --                --                --
----------------------------------------------------------------------------------------------

Source: Ibbotson Associates. The periods shown above represent the most notable recent (since
1970) bear markets (defined as a market decline of 20% from top to bottom measured by the S&P
500 Index), and they begin the month after the market bottom was reached. Stocks are represented by the S&P 500 Index, an unmanaged weighted index which is considered representative of the stock market in general. The returns shown assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

Avoid These Common Investment Mistakes

We just touched on one of the most common investment mistakes--buying high and selling low. It is easy to chase trailing performance and get caught up in the end of a bull market only to see the market weaken and prices come down. As we moved through the first bear market in roughly a decade, many investors further damaged their portfolios by abandoning the equity markets and selling at a bottom. If you caught yourself buying high and selling low during this bear market, you were not alone.

-----------------------------------------
      10 COMMON INVESTMENT MISTAKES

1.  Not having a long-term plan
2.  Keeping a short-term perspective
3.  Buying high
4.  Selling low
5.  Chasing returns
6.  Having unrealistic expectations
7.  Having large asset concentrations
    and not rebalancing
8.  Assuming too much or not enough risk
9.  Letting emotions guide your decisions
10. Do-it-yourself investing
-----------------------------------------

Continuous Investing

As the chart to the right indicates, people tend to buy when the market is rising and sell when the market is falling or has already fallen. In fact, a record $53 billion in net sales flowed into equity mutual funds in February 2000, just as the market peaked. The flip side was also true when selling reached its heaviest in July 2002, after the markets had been bottoming out for some time.

It is impossible to know precisely when market peaks and troughs will occur, but a long-term plan that incorporates systematic investments throughout the entire cycle can help you build on your current investments whenever markets retreat. Known as dollar cost averaging, this disciplined process allows you to buy more shares when prices are low and fewer shares when prices are high, thereby lowering the average cost of the shares you purchase.(1)

(1) Systematic investment plans do not ensure that you will earn a profit, nor do they protect against loss. Since such a plan involves continuous investment regardless of fluctuating price levels, you should consider your ability to continue purchases through periods of low price levels.

                         Equity Mutual Fund Asset Flows
                            Have Trailed the Market

                        (January 1999 to September 2002)

                                                   Dow Jones
                          Net Equity              Industrial
                          Fund Flows               Average

Jan 99                     17,123                   9,359
                              711                   9,307
                           12,602                   9,786
                           25,838                  10,789
May 99                     14,962                  10,560
                           19,104                  10,971
                           12,400                  10,655
                            6,030                  10,829
Sept 99                    10,791                  10,337
                           21,039                  10,730
                           19,018                  10,878
                           24,979                  11,497
Jan 00                     40,913                  10,941
                           53,682                  10,128
                           39,392                  10,922
                           34,024                  10,734
May 00                     17,037                  10,522
                           22,141                  10,448
                           17,342                  10,522
                           24,009                  11,215
Sept 00                    17,334                  10,651
                           19,163                  10,971
                            5,524                  10,414
                           11,640                  10,788
Jan 01                     25,064                  10,887
                           -3,298                  10,495
                          -20,572                   9,879
                           19,212                  10,735
May 01                     18,127                  10,912
                           10,815                  10,502
                           -1,231                  10,523
                           -4,816                  99,500
Sept 01                   -29,353                   8,848
                              923                   9 075
                           15,297                   9,852
                            2,921                  10,022
Jan 02                     20,048                   9,920
                            5,404                  10,106
                           29,627                  10,404
                           12,926                   9,946
May 02                      4,875                   9,925
                          -18,279                   9,243
                          -52,608                   8,737
                           -3,063                   8,664
Sep 02                    -16,078                   7,592

Sources: Investment Company Institute and Dow Jones. Net equity mutual fund asset flows are sales less redemptions and net exchanges. Dollars are represented in millions. The Dow Jones Industrial Average is an unmanaged weighted index, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

Managing Expectations

The dynamic equity performance of the 1990s ~altered the perception of many investors so that now, unfortunately, they expect returns that are ~well above historical averages. Since 1926, U.S. stock market performance has averaged just over 10% per year.(2) In contrast, the five-year average annual return of over 28.5% achieved from 1995 to 1999 was both unprecedented and unsustainable. We have now seen a substantial market correction, but looking at the past ten years, we can also see that both the S&P 500 and the NASDAQ have returned to levels closer to the long-term 10% average return.

It makes sense to assume that we probably won't see a period like the late 1990s in the near term. We have to keep our expectations in check and be prepared to accept performance that is more in line with the underlying growth in corporate profits.

(2) Source: Ibbotson Associates. Stocks are represented by the performance of the S&P 500 Index, which posted an average annual total return of 10.23% from 1/1/26 to 10/31/02.

                       Returning to the Long-term Average
         (Growth of a $1 investment from October 1992 to October 2002)

                                                   10%
                                                 Average
                                NASDAQ  S&P 500  Return

                          Oct 92 $1.00   $1.00   $1.00
                                  1.08    1.03    1.01
                                  1.12    1.05    1.02
                                  1.15    1.05    1.02
                                  1.11    1.07    1.03
                                  1.14    1.09    1.04
                                  1.09    1.07    1.05
                                  1.16    1.09    1.06
                                  1.16    1.10    1.07
                                  1.16    1.09    1.07
                                  1.23    1.13    1.08
                                  1.26    1.13    1.09
                          Oct 93  1.29    1.15    1.10
                                  1.25    1.14    1.11
                                  1.28    1.15    1.12
                                  1.32    1.19    1.13
                                  1.31    1.16    1.14
                                  1.23    1.11    1.14
                                  1.21    1.12    1.15
                                  1.21    1.14    1.16
                                  1.17    1.11    1.17
                                  1.19    1.15    1.18
                                  1.27    1.20    1.19
                                  1.26    1.17    1.20
                          Oct 94  1.28    1.19    1.21
                                  1.24    1.15    1.22
                                  1.24    1.17    1.23
                                  1.25    1.2     1.24
                                  1.31    1.24    1.25
                                  1.35    1.28    1.26
                                  1.39    1.32    1.27
                                  1.43    1.37    1.28
                                  1.54    1.40    1.29
                                  1.65    1.45    1.30
                                  1.69    1.45    1.31
                                  1.72    1.51    1.32
                          Oct 95  1.71    1.51    1.33
                                  1.75    1.57    1.34
                                  1.74    1.60    1.35
                                  1.75    1.66    1.36
                                  1.82    1.67    1.37
                                  1.82    1.69    1.38
                                  1.97    1.72    1.40
                                  2.05    1.76    1.41
                                  1.96    1.77    1.42
                                  1.79    1.69    1.43
                                  1.89    1.72    1.44
                                  2.03    1.82    1.45
                          Oct 96  2.02    1.87    1.46
                                  2.14    2.01    1.48
                                  2.13    1.97    1.49
                                  2.28    2.10    1.50
                                  2.16    2.11    1.51
                                  2.02    2.03    1.52
                                  2.08    2.15    1.54
                                  2.31    2.28    1.55
                                  2.38    2.38    1.56
                                  2.63    2.57    1.57
                                  2.62    2.43    1.59
                                  2.79    2.56    1.60
                          Oct 97  2.63    2.47    1.61
                                  2.64    2.59    1.62
                                  2.59    2.63    1.64
                                  2.68    2.66    1.65
                                  2.93    2.85    1.66
                                  3.03    3.00    1.68
                                  3.09    3.03    1.69
                                  2.94    2.98    1.70
                                  3.13    3.10    1.72
                                  3.09    3.07    1.73
                                  2.48    2.62    1.74
                                  2.80    2.79    1.76
                          Oct 98  2.93    3.02    1.77
                                  3.22    3.20    1.79
                                  3.62    3.38    1.80
                                  4.14    3.53    1.81
                                  3.78    3.42    1.83
                                  4.07    3.55    1.84
                                  4.20    3.69    1.86
                                  4.08    3.60    1.87
                                  4.44    3.80    1.89
                                  4.36    3.68    1.90
                                  4.53    3.67    1.92
                                  4.54    3.57    1.93
                          Oct 99  4.90    3.79    1.95
                                  5.51    3.87    1.96
                                  6.72    4.10    1.98
                                  6.51    3.89    2.00
                                  7.76    3.82    2.01
                                  7.56    4.19    2.03
                                  6.38    4.06    2.04
                                  5.62    3.98    2.06
                                  6.55    4.08    2.08
                                  6.22    4.02    2.09
                                  6.95    4.27    2.11
                                  6.07    4.04    2.13
                          Oct 00  5.57    4.02    2.14
                                  4.29    3.71    2.16
                                  4.08    3.72    2.18
                                  4.58    3.86    2.20
                                  3.56    3.50    2.21
                                  3.04    3.28    2.23
                                  3.50    3.54    2.25
                                  3.49    3.56    2.27
                                  3.57    3.47    2.28
                                  3.35    3.44    2.30
                                  2.98    3.22    2.32
                                  2.48    2.96    2.34
                          Oct 01  2.79    3.02    2.36
                                  3.19    3.25    2.38
                                  3.22    3.28    2.40
                                  3.20    3.23    2.41
                                  2.86    3.17    2.43
                                  3.05    3.29    2.45
                                  2.79    3.09    2.47
                                  2.67    3.07    2.49
                                  2.42    2.85    2.51
                                  2.19    2.63    2.53
                                  2.17    2.64    2.55
                                  1.94    2.36    2.57
                          Oct 02  2.20    2.56    2.59

Sources: Ibbotson Associates and MSN.com with historical index closes provided by Media General Financial Services. The 10% average return line is generally representative of historical average annual returns based on the S&P 500 Index from 1926 to present day, and it is provided for illustrative purposes only. All indices shown are unmanaged, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

[graphic omitted]

Use Bonds and Stocks

The current investment environment provides another important lesson--the benefits of utilizing both bonds and stocks to build a well-balanced portfolio. For the past several years, the difference in performance between these two asset classes has grown substantially. Month-to-month performance has continually shifted between stocks and bonds as investor preference rapidly changed. Much of the effects of this volatility can be avoided by balancing these asset classes within a diversified portfolio. This strategy will allow you to participate in the upside of stocks and bonds without being subjected to the full impact of their individual declines.

Balance Risk and Return

It's no secret that markets have become volatile in recent years. As a result, it is more important than ever to examine risk-adjusted returns, making sure that your portfolio is properly positioned to meet your long-term goals and objectives. Taking too much or not enough risk is a mistake that can hamper your ability to meet these goals.

There is a tradeoff between risk and return, but risk can be managed. Take a look at the diversified portfolio to the right. By balancing assets, the portfolio captured 86% of the return of the S&P 500 with nearly 50% less risk. For many people, the slightly greater return that could be gained is not necessarily worth twice the amount of volatility. It makes sense to find the right balance through diversification and asset allocation.

           Market Favor Has Rapidly Shifted Between Bonds and Stocks

                    Relative Performance of Bonds and Stocks
                        (Five years ended October 2002)

                                   Bonds      Stocks
                                   -----      ------
                           Nov 97  -2.08        2.09
                                   -0.35        0.36
                           Jan 98   0.08       -0.09
                                   -3.65        3.64
                           Mar 98  -2.39        2.39
                                   -0.24        0.25
                           May 98   1.33       -1.34
                                   -1.61        1.60
                           Jul 98   0.64       -0.63
                                    8.04       -8.05
                           Sep 98  -2.03        2.04
                                   -4.33        4.33
                           Nov 98  -2.75        2.74
                                   -2.73        2.73
                           Jan 99  -1.74        1.73
                                    0.68       -0.68
                           Mar 99  -1.73        1.72
                                   -1.78        1.77
                           May 99   0.74       -0.74
                                   -2.94        2.93
                           Jul 99   1.35       -1.35
                                    0.22       -0.23
                           Sep 99   1.95       -1.95
                                   -2.98        2.98
                           Nov 99  -1.02        1.02
                                   -3.19        3.18
                           Jan 00   2.35       -2.34
                                    1.55       -1.55
                           Mar 00  -4.23        4.23
                                    1.36       -1.36
                           May 00   1.00       -1.00
                                   -0.19        0.19
                           Jul 00   1.24       -1.23
                                   -2.38        2.38
                           Sep 00   2.95       -2.96
                                    0.54       -0.54
                           Nov 00   4.76       -4.76
                                    0.69       -0.68
                           Jan 01  -0.96        0.96
                                    4.99       -5.00
                           Mar 01   3.42       -3.41
                                   -4.10        4.09
                           May 01  -0.04        0.03
                                    1.41       -1.40
                           Jul 01   1.61       -1.61
                                    3.71       -3.70
                           Sep 01   4.62       -4.62
                                    0.09       -0.09
                           Nov 01  -4.53        4.52
                                   -0.76        0.76
                           Jan 02   1.13       -1.14
                                    1.45       -1.45
                           Mar 02  -2.71        2.71
                                    4.00       -4.00
                           May 02   0.79       -0.80
                                    4.00       -3.99
                           Jul 02   4.50       -4.51
                                    0.52       -0.51
                           Sep 02   6.24       -6.25
                                   -4.63        4.63



Source: Ibbotson Associates. Bonds are represented by the Lehman Brothers Aggregate Bond Index, and stocks are represented by the S&P 500 Index. Each line shows the difference in performance of each index relative to a 50/50 mix. All indices shown are unmanaged, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. Past performance is not a guarantee of future results.

                                Risk and Return

                     (November 1982 through October 2002)

                                          Return       Risk
              Large Cap Stocks            13.08       18.80
              Mid Cap Stocks              13.07       17.66
              Diversified Portfolio       11.18        9.34
              Small-Cap Stocks             9.86       21.67
              Bonds                        9.54        5.30
              T-bills                      5.71        0.61

                                              ----------------------------------
                                              The diversified portfolio captured
                                              86% of the return of large-cap
                                              stocks with nearly 50% less risk.
                                              ----------------------------------

Source: Ibbotson Associates. Return is measured by the geometric mean and risk is measured by standard deviation. Large-cap stocks are represented by the S&P 500 Index; small-cap stocks by the Russell 2000 Index; mid-cap stocks by the S&P 400 MidCap Index; domestic bonds by the Lehman Brothers Gov't./Credit Index; and T-bills by 30-day U.S. Treasury bills. All indices shown are unmanaged, and the returns assume reinvestment of all dividends and distributions. Individuals cannot invest directly in an index. The Diversified Portfolio consists of 30% large-cap stocks, 15% mid-cap stocks, 5% small-cap stocks, 40% domestic bonds, and 10% T-bills. The Portfolio is not intended to represent any investment product or mutual fund, and it is provided for illustrative purposes only. Past performance is not a guarantee of future results.

--------------------------------------------------------------------------------
Consult with Your Investment Representative

Finally, a great way to avoid some of these common
investment mistakes is to regularly discuss your options
with an investment professional. The do-it-yourself approach [graphic omitted] to investing can lead to emotions overriding common sense.
Discussing your options with your Investment Representative
can help. Together, you can examine strategies to manage
risk, diversify your assets, and keep you on track to meet
your long-term financial goals.
--------------------------------------------------------------------------------

MONEY
MARKET
FUNDS

Portfolio Manager
Scott Peterson
WM Advisors, Inc.

As of January 2002, Scott Peterson assumed the management responsibilities for the three WM Money Market Funds. Mr. Peterson is a Chartered Financial Analyst with experience in investments and financial analysis dating back to 1989. Prior to joining WM Advisors, he was Manager of Research at Frank Russell Company, where he was responsible for all credit decisions for a $5 billion portfolio of money market investments. Mr. Peterson was also a Vice President at Standish, Ayer & Wood Inc. and a Vice President at Moody's Investors Service. He holds an M.B.A. in Finance from New York University and a B.S. in Mathematics from Brigham Young University.

Economic Overview

The U.S. economy staggered throughout the year, showing signs of recovery that were later negated by pockets of weakness and external forces that included corporate scandals and the threat of war. Economic growth turned positive in the second and third quarters, but the outlook for hiring and business investment remains uncertain. The positive economic growth was largely the result of resilient consumer spending that was spurred by a housing boom and record levels of refinancing activity. Interest and mortgage rates dropped to 40-year lows, and automobile manufacturers offered 0% financing deals in an effort to promote sales. With wavering levels of consumer confidence and cloudy employment conditions, additional strength in consumer spending is questionable. Future economic growth more likely will depend on improved conditions in corporate America.

Economic and Interest Rate Outlook

After making eleven successive cuts in short-term interest rates throughout 2001 to boost economic activity, Federal Reserve policymakers held rates stable in 2002 until the beginning of November, when the Fed cut its target rate by 50 basis points. Yields on money market funds should drop by about the same amount as older securities mature and newer securities are added to the funds. The Federal Reserve will probably stay on the sidelines until the economy shows signs of sustainable improvement, which may take several more quarters. Overcapacity continues to be a problem in the business sector, potentially restraining growth and keeping interest rates relatively low.

Portfolio Strategy

WM MONEY MARKET FUND
As of October 31, 2002, assets in the Fund totaled more than $966 million, representing a significant increase compared to last year. Money market assets offer stability and safety of principal, which has made the Fund attractive this year. This is despite the historically low short-term interest rates that resulted from a very accommodative monetary policy. During the year, we kept the Fund's average maturity a little longer than the benchmark to take advantage of falling rates, and we may continue with this strategy to generate additional yield. We were able to gain income by purchasing high-quality corporate bonds that were nearing maturity as well as utilizing taxable municipal securities with yield advantages.

WM TAX-EXEMPT MONEY MARKET FUND
The Fund's yield was affected by short-term interest rates that hovered near historical lows all year, but positive, tax-exempt performance made the Fund an attractive investment option.(1) We also gained some yield advantage by keeping the average maturity a little longer relative to the benchmark. At the close of the period, net assets in the Fund totaled over $33 million.

WM CALIFORNIA MONEY FUND
The Fund's net assets totaled more than $27 million at the end of the period, a decline from a year ago. Our concerns about the credit quality of the State of California caused us to sacrifice some yield by purchasing only lower-yielding insured securities.(2)

(1) A portion of the income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.

(2) Insurance applies only to the timely repayment of principal and interest of the underlying securities and does not protect the market value of the Fund.

                 Value of a $10,000 Investment (Class A shares)

                            WM MONEY
                          MARKET FUND      INFLATION
                          -----------      ---------
               Oct 92       $10,000        $10,000
                             10,022         10,014
                             10,047         10,007
                             10,069         10,056
                             10,088         10,091
                             10,109         10,127
                             10,129         10,155
                             10,148         10,169
                             10,166         10,183
                             10,186         10,183
                             10,205         10,212
                             10,225         10,233
               Oct 93        10,247         10,275
                             10,268         10,282
                             10,290         10,282
                             10,309         10,310
                             10,329         10,345
                             10,352         10,380
                             10,375         10,395
                             10,402         10,402
                             10,431         10,438
                             10,461         10,466
                             10,492         10,508
                             10,526         10,536
               Oct 94        10,563         10,543
                             10,602         10,557
                             10,645         10,557
                             10,692         10,599
                             10,736         10,642
                             10,793         10,677
                             10,840         10,712
                             10,888         10,734
                             10,934         10,755
                             10,981         10,755
                             11,028         10,783
                             11,074         10,805
               Oct 95        11,123         10,840
                             11,171         10,833
                             11,220         10,825
                             11,267         10,889
                             11,310         10,924
                             11,354         10,981
                             11,396         11,023
                             11,440         11,044
                             11,483         11,051
                             11,528         11,072
                             11,576         11,093
                             11,622         11,128
               Oct 96        11,671         11,164
                             11,718         11,185
                             11,766         11,185
                             11,813         11,221
                             11,855         11,256
                             11,903         11,284
                             11,950         11,298
                             12,001         11,291
                             12,050         11,304
                             12,100         11,318
                             12,151         11,339
                             12,201         11,368
               Oct 97        12,252         11,396
                             12,303         11,389
                             12,357         11,376
                             12,411         11,397
                             12,458         11,419
                             12,512         11,441
                             12,562         11,461
                             12,616         11,482
                             12,669         11,496
                             12,723         11,509
                             12,775         11,523
                             12,827         11,537
               Oct 98        12,878         11,565
                             12,927         11,565
                             12,977         11,558
                             13,027         11,586
                             13,068         11,599
                             13,114         11,634
                             13,159         11,719
                             13,207         11,719
                             13,255         11,719
                             13,305         11,754
                             13,356         11,783
                             13,406         11,839
               Oct 99        13,460         11,860
                             13,513         11,867
                             13,569         11,867
                             13,628         11,896
                             13,685         11,966
                             13,746         12,064
                             13,810         12,072
                             13,877         12,079
                             13,945         12,149
                             14,016         12,169
                             14,091         12,184
                             14,163         12,247
               Oct 00        14,238         12,268
                             14,309         12,276
                             14,383         12,268
                             14,454         12,346
                             14,512         12,395
                             14,573         12,423
                             14,626         12,473
                             14,676         12,529
                             14,720         12,551
                             14,760         12,515
                             14,798         12,515
                             14,834         12,572
               Oct 02        14,864         12,529
                             14,886         12,508
                             14,907         12,459
                             14,925         12,488
                             14,939         12,538
                             14,956         12,608
                             14,972         12,678
                             14,990         12,678
                             15,007         12,686
                             15,023         12,700
                             15,040         12,742
                             15,056         12,770
               Oct 02        15,073         12,802


The Consumer Price Index (CPI) is a measurement of inflation for all urban consumers. Past performance does not guarantee future results. The returns shown for the Fund are for Class A shares and assume reinvestment of all dividends and distributions. Performance for Class B and Class C shares will differ.

--------------------------------------------------------------------------------
FUND PERFORMANCE*
AS OF OCTOBER 31, 2002
                                    7-Day           7-Day
                                Simple Yield  Compounded Yield  Weighted Average
                               Class A share   Class A shares    Maturity (days)

WM Money Market Fund                1.26%           1.27%              65
--------------------------------------------------------------------------------
WM Tax-Exempt Money Market Fund     1.11%           1.12%              55
--------------------------------------------------------------------------------
WM California Money Fund            1.15%           1.16%              54
--------------------------------------------------------------------------------

Note: An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

* During the period noted, WM Advisors, Inc. waived a portion of its management fees for the WM Tax-Exempt Money Market and WM California Money Funds. The Funds' yields would have been lower had the Advisor not waived a portion of its fees. All yield information represents past performance, which cannot guarantee future results. Yields for Class B and Class C shares will differ.

STATEMENTS OF ASSETS AND LIABILITIES

WM GROUP OF FUNDS

OCTOBER 31, 2002

                                                                                                 TAX-EXEMPT
                                                                                 MONEY              MONEY           CALIFORNIA
                                                                                 MARKET             MARKET             MONEY
                                                                                  FUND               FUND              FUND
                                                                              -------------      ------------      ------------
ASSETS:
Investments, at amortized cost and value...............................       $967,701,531       $33,624,285       $ 28,222,403
Cash ..................................................................                495            --                      1
Interest receivable....................................................          3,568,660           161,018            136,114
Receivable for Fund shares sold........................................          2,040,311           219,908              1,711
Prepaid expenses.......................................................              2,348               119                155
                                                                              ------------       -----------       ------------
  Total Assets ........................................................        973,313,345        34,005,330         28,360,384
                                                                              ------------       -----------       ------------
LIABILITIES:
Payable for Fund shares redeemed.......................................          5,786,685             3,604            643,601
Payable for when-issued securities.....................................             --               656,421             --
Investment advisory fee payable .......................................            368,049            10,079              7,977
Shareholder servicing and distribution fees payable ...................             90,359             --                --
Transfer agent fees payable............................................             35,118             1,861              1,937
Dividends payable......................................................            161,170               267                166
Accrued expenses and other payables....................................            370,023            33,479             34,194
                                                                              ------------       -----------       ------------
  Total Liabilities ...................................................          6,811,404           705,711            687,875
                                                                              ------------       -----------       ------------
NET ASSETS.............................................................       $966,501,941       $33,299,619       $ 27,672,509
                                                                              ============       ===========       ============

See Notes to Financial Statements.

WM GROUP OF FUNDS

OCTOBER 31, 2002

                                                                                                 TAX-EXEMPT
                                                                                 MONEY              MONEY            CALIFORNIA
                                                                                 MARKET             MARKET             MONEY
                                                                                  FUND               FUND               FUND
                                                                              -------------      ------------      ------------
NET ASSETS consist of:
Accumulated net realized loss on investment transactions...............       $     (45,429)     $       (252)     $    (18,783)
Paid-in capital........................................................         966,547,370        33,299,871        27,691,292
                                                                              -------------      ------------      ------------
  Total Net Assets.....................................................       $ 966,501,941      $ 33,299,619      $ 27,672,509
                                                                              =============      ============      ============
NET ASSETS:
Class A Shares ........................................................       $ 689,001,564      $ 33,299,619      $ 27,672,509
                                                                              =============      ============      ============
Class B Shares ........................................................       $ 104,530,318          --                  --
                                                                              =============
Class C Shares.........................................................       $   3,675,532          --                  --
                                                                              =============
Class I Shares ........................................................       $ 169,294,527          --                  --
                                                                              =============
SHARES OUTSTANDING:
Class A Shares ........................................................         689,021,441        33,299,597        27,717,981
                                                                              =============      ============      ============
Class B Shares.........................................................         104,527,714          --                  --
                                                                              =============
Class C Shares ........................................................           3,675,549          --                  --
                                                                              =============
Class I Shares.........................................................         169,306,865          --                  --
                                                                              =============
CLASS A SHARES:
Net asset value, offering and redemption price per share of
  beneficial interest outstanding* ....................................       $        1.00      $       1.00      $       1.00
                                                                              =============      ============      ============
CLASS B SHARES:
Net asset value and offering price per share of beneficial
  interest outstanding *...............................................       $        1.00          --                  --
                                                                              =============
CLASS C SHARES:
Net asset value per share of beneficial interest outstanding *.........       $        1.00          --                  --
                                                                              =============
Maximum sales charge...................................................               1.00%          --                  --
                                                                              =============
Maximum offering price per share of beneficial  interest outstanding...       $        1.01          --                  --
                                                                              =============
CLASS I SHARES:
Net asset value, offering and redemption price per share of
  beneficial interest outstanding .....................................       $        1.00          --                  --
                                                                              =============

 * Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2002

                                                                                                 TAX-EXEMPT
                                                                                 MONEY              MONEY            CALIFORNIA
                                                                                 MARKET             MARKET             MONEY
                                                                                  FUND               FUND               FUND
                                                                              -------------      ------------      ------------
INVESTMENT INCOME:
Interest...............................................................       $  15,542,777      $    537,048      $    571,956
                                                                              -------------      ------------      ------------
EXPENSES:
Investment advisory fee................................................           3,498,291           145,397           169,606
Custodian fees ........................................................              44,124             3,552             4,144
Legal and audit fees ..................................................              36,602            24,667            24,521
Registration and filing fees...........................................              11,135            17,953            11,240
Printing and postage expenses..........................................             469,549            19,004            17,003
Other .................................................................             170,250            19,164            15,300
Shareholder servicing and distribution fees:
  Class B Shares ......................................................             734,028            --                --
  Class C Shares.......................................................               8,794            --                --
Transfer agent fees:
  Class A Shares.......................................................             312,205            23,540            23,336
  Class B Shares.......................................................              90,792            --                --
  Class C Shares ......................................................                 844            --                --
                                                                              -------------      ------------      ------------
    Total expenses    .................................................           5,376,614           253,277           265,150
Fees waived by the investment advisor .................................              --               (36,203)          (26,964)
Fees reduced by custodian credits......................................              (1,465)             (491)             (462)
                                                                              -------------      ------------      ------------
   Net expenses........................................................           5,375,149           216,583           237,724
                                                                              -------------      ------------      ------------
NET INVESTMENT INCOME..................................................          10,167,628           320,465           334,232
                                                                              -------------      ------------      ------------
NET REALIZED LOSS FROM INVESTMENT  TRANSACTIONS........................              (3,396)           --                --
                                                                              -------------      ------------      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................       $  10,164,232      $    320,465      $    334,232
                                                                              =============      ============      ============

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2002

                                                                                                 TAX-EXEMPT
                                                                                 MONEY              MONEY            CALIFORNIA
                                                                                 MARKET             MARKET             MONEY
                                                                                  FUND               FUND               FUND
                                                                              -------------      ------------      ------------
Net investment income..................................................       $  10,167,628      $    320,465      $    334,232
Net realized loss on investment transactions ..........................              (3,396)           --                --
                                                                              -------------      ------------      ------------
Net increase in net assets resulting from operations ..................          10,164,232           320,465           334,232
Distributions to shareholders from net investment income:
  Class A Shares.......................................................          (9,281,873)         (320,465)         (334,317)
  Class B Shares.......................................................            (246,921)           --                --
  Class C Shares.......................................................              (2,236)           --                --
  Class I Shares ......................................................            (640,873)           --                --
Net increase/(decrease) in net assets from Fund share transactions:
  Class A Shares.......................................................          41,056,243         1,772,972       (14,885,593)
  Class B Shares.......................................................          29,928,362            --                --
  Class C Shares.......................................................           3,675,549            --                --
  Class I Shares ......................................................         151,540,600            --                --
                                                                              -------------      ------------      ------------
Net increase/(decrease) in net assets..................................         226,193,083         1,772,972       (14,885,678)

NET ASSETS:
Beginning of year......................................................         740,308,858        31,526,647        42,558,187
                                                                              -------------      ------------      ------------
End of year............................................................       $ 966,501,941      $ 33,299,619      $ 27,672,509
                                                                              =============      ============      ============

See Notes to Financial Statements.

WM GROUP OF FUNDS

FOR THE YEAR ENDED OCTOBER 31, 2002

                                                                                                 TAX-EXEMPT
                                                                                 MONEY              MONEY            CALIFORNIA
                                                                                 MARKET             MARKET             MONEY
                                                                                  FUND               FUND               FUND
                                                                              -------------      ------------      ------------
Net investment income .................................................       $  26,761,661      $    761,066      $    833,668
Net realized gain on investment transactions ..........................              30,010             --                    5
                                                                              -------------      ------------      ------------
Net increase in net assets resulting from operations  .................          26,791,671           761,066           833,673
Distributions to shareholders from net investment income:
  Class A Shares ......................................................         (24,629,176)         (761,066)         (833,668)
  Class B Shares ......................................................          (1,267,784)           --                --
  Class I Shares ......................................................            (864,701)           --                --
Net increase in net assets from Fund share transactions:
  Class A Shares ......................................................         189,557,954         2,930,945         7,151,507
  Class B Shares ......................................................          51,130,281            --                --
  Class I Shares ......................................................           1,869,080            --                --
                                                                              -------------      ------------      ------------
Net increase in net assets ............................................         242,587,325         2,930,945         7,151,512

NET ASSETS:
Beginning of year......................................................         497,721,533        28,595,702        35,406,675
                                                                              -------------      ------------      ------------
End of year............................................................       $ 740,308,858      $ 31,526,647      $ 42,558,187
                                                                              =============      ============      ============
Undistributed net investment income at end of year ....................       $       4,275      $     --          $         85
                                                                              =============      ============      ============

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS-- CAPITAL STOCK ACTIVITY

WM GROUP OF FUNDS

Since the Funds have sold, issued as reinvestment of dividends and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

                                               MONEY MARKET FUND          TAX-EXEMPT MONEY MARKET FUND     CALIFORNIA MONEY FUND
                                         -------------------------------  ----------------------------   --------------------------
                                           YEAR ENDED        YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED    YEAR ENDED
                                            10/31/02         10/31/01       10/31/02       10/31/01        10/31/02      10/31/01
                                         --------------     -------------  ------------   -------------   ------------  ------------
CLASS A:
Sold.................................... $ 651,389,983     $ 767,271,213  $ 60,798,797   $  38,837,935   $ 43,920,297  $ 50,852,519
Issued as reinvestment of dividends.....     8,782,474        24,306,400       310,701         740,825        326,567       816,884
Redeemed................................  (619,116,214)     (602,019,659)  (59,336,526)    (36,647,815)   (59,132,457)  (44,517,896)
                                         -------------     -------------  ------------   -------------   ------------  ------------
Net increase/(decrease)................. $  41,056,243     $ 189,557,954  $  1,772,972   $   2,930,945   $(14,885,593) $  7,151,507
                                         =============     =============  ============   =============   ============  ============
CLASS B:
Sold.................................... $ 118,259,643     $ 108,482,492         --             --              --            --
Issued as reinvestment of dividends.....       230,721         1,187,539         --             --              --            --
Redeemed................................   (88,562,002)      (58,539,750)        --             --              --            --
                                         -------------     -------------
Net increase............................ $  29,928,362     $  51,130,281         --             --              --            --
                                         =============     =============
CLASS C:
Sold.................................... $   6,003,195             --            --             --              --            --
Issued as reinvestment of dividends.....         2,054             --            --             --              --            --
Redeemed................................    (2,329,700)            --            --             --              --            --
                                         -------------
Net increase............................ $   3,675,549             --            --             --              --            --
                                         =============
Class I:
Sold.................................... $ 265,034,485     $  87,794,273         --             --              --            --
Issued as reinvestment of dividends.....       640,376           864,701         --             --              --            --
Redeemed................................  (114,134,261)      (86,789,894)        --             --              --            --
                                         -------------     -------------
Net increase.............................$ 151,540,600     $   1,869,080         --             --              --            --
                                         =============     =============

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                                                            -------------------------------------------------------
                                                                                                                       RATIO OF
                                                                                                                       OPERATING
                                                                                                                      EXPENSES TO
                                                                                                                      AVERAGE NET
                                                                                                                    ASSETS WITHOUT
                                                                                                                     FEE WAIVERS,
                                                                                                                       EXPENSES
                                                                                                          RATIO       REIMBURSED
                                                                                           RATIO OF       OF NET       AND FEES
                 NET                DIVIDENDS                               NET ASSETS     OPERATING    INVESTMENT    REDUCED BY
             ASSET VALUE,   NET      FROM NET        NET                       END OF      EXPENSES TO   INCOME TO   CREDITS ALLOWED
              BEGINNING  INVESTMENT INVESTMENT   ASSET VALUE,   TOTAL         PERIOD      AVERAGE NET    AVERAGE NET    BY THE
              OF PERIOD    INCOME     INCOME    END OF PERIOD  RETURN(1)     (IN 000S)      ASSETS         ASSETS     CUSTODIAN(2)
              ---------    ------     ------    -------------  ---------     ---------      ------      ------------ ---------------
MONEY MARKET FUND
CLASS A
10/31/02       $1.00      $0.014     $(0.014)        $1.00      1.42%        $689,002        0.59%          1.41%       0.59%
10/31/01        1.00       0.043      (0.043)         1.00      4.40%         647,951        0.64%          4.21%       0.64%
10/31/00        1.00       0.056      (0.056)         1.00      5.79%         458,368        0.65%          5.62%       0.65%
10/31/99        1.00       0.044      (0.044)         1.00      4.52%         460,444        0.72%          4.43%       0.73%
10/31/98(3)     1.00       0.041      (0.041)         1.00      4.19%         403,443        0.66%(7)       4.94%(7)    0.67%(7)
12/31/97        1.00       0.049      (0.049)         1.00      5.04%         260,877        0.75%          4.93%       0.83%
CLASS B
10/31/02        1.00       0.003      (0.003)         1.00      0.34%         104,530        1.67%          0.33%       1.67%
10/31/01        1.00       0.033      (0.033)         1.00      3.32%          74,603        1.69%          3.16%       1.69%
10/31/00        1.00       0.046      (0.046)         1.00      4.68%          23,469        1.71%          4.56%       1.71%
10/31/99        1.00       0.034      (0.034)         1.00      3.44%          20,452        1.77%          3.38%       1.78%
10/31/98(3)     1.00       0.035      (0.035)         1.00      3.52%           6,619        1.64%(7)       3.96%(7)    1.65%(7)
12/31/97        1.00       0.041      (0.041)         1.00      4.15%             471        1.59%          4.15%       1.80%
CLASS C
10/31/02(4)     1.00       0.002      (0.002)         1.00      0.17%           3,676        1.64%(7)       0.36%(7)    1.64%(7)
CLASS I
10/31/02        1.00       0.015      (0.015)         1.00      1.47%         169,295        0.54%          1.46%       0.54%
10/31/01        1.00       0.044      (0.044)         1.00      4.46%          17,755        0.58%          4.27%       0.58%
10/31/00        1.00       0.057      (0.057)         1.00      5.90%          15,885        0.55%          5.72%       0.55%
10/31/99        1.00       0.046      (0.046)         1.00      4.66%         102,760        0.62%          4.53%       0.63%
10/31/98(5)     1.00       0.031      (0.031)         1.00      3.17%         108,720        0.54%(7)       5.06%(7)    0.55%(7)
TAX-EXEMPT MONEY MARKET FUND
CLASS A
10/31/02       $1.00      $0.010     $(0.010)        $1.00      1.00%         $33,300        0.67%          0.99%       0.78%
10/31/01        1.00       0.025      (0.025)         1.00      2.57%          31,527        0.74%          2.52%       0.74%
10/31/00        1.00       0.033      (0.033)         1.00      3.39%          28,596        0.72%          3.33%       0.88%
10/31/99        1.00       0.026      (0.026)         1.00      2.65%          31,353        0.57%          2.63%       0.89%
10/31/98(3)     1.00       0.026      (0.026)         1.00      2.60%          25,441        0.55%(7)       3.09%(7)    0.72%(7)
12/31/97        1.00       0.031      (0.031)         1.00      3.18%          32,134        0.57%          3.14%       0.71%
CALIFORNIA MONEY FUND
CLASS A
10/31/02       $1.00      $0.009     $(0.009)        $1.00      0.89%         $27,673        0.63%          0.89%       0.70%
10/31/01        1.00       0.023      (0.023)         1.00      2.32%          42,558        0.62%          2.27%       0.70%
10/31/00        1.00       0.028      (0.028)         1.00      2.79%          35,407        0.69%          2.76%       0.69%
10/31/99        1.00       0.022      (0.022)         1.00      2.24%          34,216        0.81%          2.22%       0.81%
10/31/98(6)     1.00       0.008      (0.008)         1.00      0.99%          37,167        0.73%(7)       2.31%(7)    0.87%(7)
06/30/98        1.00       0.027      (0.027)         1.00      2.73%          37,403        0.82%          2.71%       0.99%

(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.
(3) Fiscal year end changed to October 31 from December 31.
(4) On March 1, 2002 the Money Market Fund commenced selling Class C shares.
(5) On March 23, 1998 the Money Market Fund commenced selling Class I shares.
(6) Fiscal year end changed to October 31 from June 30.
(7) Annualized.

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

MONEY MARKET FUND

OCTOBER 31, 2002

    PRINCIPAL
     AMOUNT                                                                                  VALUE
     ------                                                                                  -----
COMMERCIAL PAPER (DOMESTIC) - 24.8%
$   9,300,000  AIG Funding Inc.,
                 1.800% due 01/14/2003+++ .........................................      $   9,265,590
               American Express Credit Corporation:
    9,952,000    1.600% due 06/02/2003+++ .........................................          9,857,788
   15,000,000    1.740% due 12/16/2002+++ .........................................         14,967,375
               Cooperative Association of Tractor Dealers Inc.:
                 Series A, (MBIA Insured):
   10,500,000    1.810% due 12/16/2002+++ .........................................         10,476,244
    4,400,000    1.830% due 12/10/2002+++ .........................................          4,391,277
    8,900,000    1.830% due 12/30/2002+++ .........................................          8,873,307
    6,000,000    1.860% due 01/03/2003+++ .........................................          5,980,470
    3,500,000    1.860% due 02/05/2003+++ .........................................          3,482,640
    5,000,000    Series B, (AMBAC Insured),
                 1.860% due 02/05/2003+++ .........................................          4,975,200
               General Dynamics Corporation:
    9,965,000    1.760% due 01/21/2003+++** .......................................          9,925,538
   10,000,000    1.970% due 12/13/2002+++** .......................................          9,977,017
   10,000,000    1.980% due 12/18/2002+++** .......................................          9,974,150
   10,000,000  Goldman Sachs Group, Inc.,
                 1.820% due 01/06/2003+++ .........................................          9,966,633
   33,677,000  IBM Corporation,
                 1.770% due 05/05/2003+++ .........................................         33,370,680
   20,000,000  Merrill Lynch & Company,
                 1.660% due 02/06/2003+++ .........................................         19,910,544
    8,000,000  New York Life Capital Corporation,
                 1.730% due 01/07/2003+++** .......................................          7,974,242
   22,129,000  Prudential Funding LLC,
                 1.690% due 01/23/2003+++ .........................................         22,042,777
               Windmill Funding Corporation, (LOC: ABN AMRO Bank NV):
   15,000,000    1.760% due 01/30/2003+++** .......................................         14,934,000
   15,000,000    1.780% due 03/24/2003+++** .......................................         14,893,942
   15,000,000    1.790% due 11/12/2002+++** .......................................         14,991,796
                                                                                         -------------
               Total Commercial Paper (Domestic)
                 (Cost $240,231,210) ..............................................        240,231,210
                                                                                         -------------

COMMERCIAL PAPER (YANKEE) - 21.6%
   47,000,000  Abbey National North America Corporation, 1.850%
                 due 11/01/2002+++ ................................................         47,000,000
   15,000,000  BNP Paribas Finance Inc.,
                 1.780% due 11/04/2002+++ .........................................         14,997,775
   15,000,000  ING (U.S.) Funding LLC,
                 1.760% due 04/02/2003+++ .........................................         14,888,533
   20,000,000  Nestle Capital Corporation,
                 1.670% due 02/06/2003+++** .......................................         19,910,006
               Sharp Electronics Corporation:
   12,000,000    1.770% due 11/08/2002+++ .........................................         11,995,870
   10,452,000    1.780% due 12/11/2002+++ .........................................         10,431,328
               Toyota Credit de Puerto Rico:
   20,372,000    1.770% due 11/12/2002+++ .........................................         20,360,982
   21,925,000    1.770% due 11/18/2002+++ .........................................         21,906,675
   47,000,000  UBS Finance (D.E.) LLC,
                 1.890% due 11/01/2002+++ .........................................         47,000,000
                                                                                         -------------
               Total Commercial Paper (Yankee)
                 (Cost $208,491,169) ..............................................        208,491,169
                                                                                         -------------

MEDIUM TERM NOTES - 14.3%
               American Honda Finance Corporation:
   15,000,000    1.798% due 04/22/2003++** ........................................         15,000,990
   26,500,000    1.803% due 01/17/2003++** ........................................         26,502,454
               Bank One Corporation, Sr. Note:
                 Series B:
    2,200,000    1.980% due 02/18/2003++ ..........................................          2,201,688
    2,000,000    2.045% due 03/17/2003++ ..........................................          2,001,880
    7,500,000    Series C,
                 2.056% due 06/16/2003++ ..........................................          7,513,284
    4,225,000  Citigroup Inc., Sr. Note, Series E,
                 1.893% due 07/17/2003++ ..........................................          4,229,433
    3,075,000  General Electric Capital Corporation, Series A,
                 5.650% due 03/31/2003 ............................................          3,125,026
               Heller Financial Inc., Series I:
    3,700,000    2.060% due 04/28/2003++ ..........................................          3,704,777
    3,000,000    2.090% due 04/28/2003++ ..........................................          3,003,916
               Merrill Lynch & Company, Series B:
    8,000,000    1.820% due 11/26/2002++ ..........................................          7,999,994
    3,750,000    5.610% due 01/29/2003 ............................................          3,783,927
    7,000,000    5.640% due 01/27/2003 ............................................          7,060,966
               Morgan Stanley Dean Witter & Company,  Sr. Note, Series C:
   14,100,000    1.950% due 01/16/2003++ ..........................................         14,106,485
    9,000,000    7.375% due 04/15/2003 ............................................          9,221,887
               Salomon Smith Barney Holdings Inc.:
                 Series H:
    6,000,000    1.953% due 02/18/2003++ ..........................................          6,004,498
    5,000,000    1.963% due 02/11/2003++ ..........................................          5,003,149
    3,000,000    2.080% due 04/28/2003++ ..........................................          3,003,380
    5,000,000    2.100% due 02/18/2003++ ..........................................          5,003,480
    5,000,000    Series K,
                 2.009% due 03/13/2003++ ..........................................          5,004,257
    5,100,000  U.S. Bancorp, Sr. Note, Series J,
                 2.023% due 03/06/2003++ ..........................................          5,104,645
                                                                                         -------------
               Total Medium Term Notes
                 (Cost $138,580,116)...............................................        138,580,116
                                                                                         -------------

CORPORATE BONDS AND NOTES - 17.5%
   14,000,000  American Express Centurion Bank, Note,
                 1.840% due 04/29/2003++ ..........................................         14,003,088
   10,000,000  Associates Corporation NA, Sr. Note,
                 2.008% due 05/08/2003++ ..........................................         10,013,671
   12,500,000  Bank of America Corporation, Sr. Note,
                 7.000% due 05/15/2003 ............................................         12,851,647
    2,500,000  BP America, Inc., Deb.,
                 8.750% due 02/01/2003 ............................................          2,542,377
    3,300,000  DBSI First Mortgage 1998, Note,  (LOC: U.S. Bank NA),
                 2.000% due 07/01/2023++ ..........................................          3,300,000
   32,800,000  Everett Clinic, P.S., Bond, Series 2002,
                 (LOC: Bank of America Corporation),
                 1.910% due 05/01/2022+ ...........................................         32,800,000
               Heller Financial Inc.:
   14,095,000    Bond, 6.400% due 01/15/2003 ......................................         14,201,195
   14,700,000    Note, 7.875% due 05/15/2003 ......................................         15,171,058
    4,500,000  Medical Properties Inc., Taxable Revenue  Bonds,
                 (Dakota Clinic Ltd. Project), (LOC: ABN AMRO Bank NV),
                 2.010% due 12/15/2024++ ..........................................          4,500,000
               Morgan Stanley Dean Witter & Company,  Sr. Unsub. Note:
    4,040,000    6.875% due 03/01/2003 ............................................          4,107,253
   11,000,000    7.125% due 01/15/2003 ............................................         11,095,444
    7,800,000  Norwest Financial Inc., Sr. Note,
                 6.125% due 08/01/2003 ............................................          8,041,291
    5,300,000  Pineview Estates LC, Note, Series 1998,  (LOC: Fifth Third Bank),
                 1.850% due 01/01/2023+ ...........................................          5,300,000
   15,955,000  Presbyterian Homes & Services of New Jersey  Obligated Group,
                 Taxable Revenue Bonds,  Series 1998-B1, (LOC: PNC Financial
                 Services Group, Inc.),
                 1.860% due 12/01/2028++ ..........................................         15,955,000
    3,500,000  Salomon Smith Barney Holdings Inc., Note, 6.250% due 05/15/2003 ....          3,579,408
    1,558,000  Watts Brothers Frozen Foods, Bond, (LOC: U.S. Bank NA),
                 2.000% due 07/01/2013++ ..........................................          1,558,000
    9,525,000  Wells Fargo & Company, Sr. Note,
                 7.200% due 05/01/2003 ............................................          9,777,760
                                                                                         -------------
               Total Corporate Bonds and Notes
                 (Cost $168,797,192) ..............................................        168,797,192
                                                                                         -------------

TAXABLE MUNICIPAL BONDS - 12.6%
    2,000,000  California Educational Facilities Authority
                 Revenue, Taxable Bonds, (University of  Judaism
                 Project), Series B, (LOC: Allied  Irish Bank PLC),
                 1.900% due 12/01/2028+ ...........................................          2,000,000
   45,080,000  California Housing Finance Agency, Home  Mortgage Revenue,
                 Taxable Bonds,  Series K, (FSA Insured),
                 1.780% due 08/01/2031+ ...........................................         45,080,000
   11,560,000  California Pollution Control Financing Authority, Environmental
                 Improvement Revenue,  (Shell Oil Company Project), Series B,
                 (LOC: Shell Oil Company),
                 1.830% due 06/01/2038+ ...........................................         11,560,000
   25,000,000  Connecticut State Housing Finance Authority,  Taxable Bonds,
                 Subseries B-6, (AMBAC Insured),
                 1.800% due 11/15/2027+ ...........................................         25,000,000
    3,550,000  Kit Carson County, Colorado, Agricultural  Development Revenue,
                 (Midwest Farms  LLC), (LOC: Wells Fargo & Company),
                 1.950% due 06/01/2027+ ...........................................          3,550,000
    5,600,000  Oakland-Alameda County, California,  Coliseum Authority,
                 Lease Revenue,  (Coliseum Project), Series D,
                 (LOC: Wachovia Corporation),
                 1.780% due 02/01/2011+ ...........................................          5,600,000
    2,495,000  Plymouth, Minnesota, Health Facilities  Revenue, (Westhealth
                 Project), Series B, (FSA Insured),
                 1.950% due 06/01/2024+ ...........................................          2,495,000
    9,485,000  Santa Rosa, California, Wastewater Revenue,  Series A,
                 (LOC: West Deutsche Landesbank),
                 1.900% due 09/01/2028+ ...........................................          9,485,000
   11,500,000  South Fulton, Georgia, Municipal Regional Jail  Authority,
                 Lease Revenue, (Union City  Justice Center Project),
                 Series 1999, (MBIA Insured),
                 1.800% due 11/01/2017+ ...........................................         11,500,000
               Washington State Housing Finance  Commission, MFHR, Series B,
                 (LOC: U.S. Bank NA):
    1,925,000  (Cedar Landing Project),
                 2.000% due 12/01/2028+ ...........................................          1,925,000
    1,245,000  (Oxford Square Project), 2.000% due 12/01/2028+ ....................          1,245,000
    2,160,000  (The Boardwalk Apartments Project),
                 2.000% due 09/01/2028+ ...........................................          2,160,000
                                                                                         -------------
                 Total Taxable Municipal Bonds
                 (Cost $121,600,000) ..............................................        121,600,000
                                                                                         -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 5.0%
             FEDERAL HOME LOAN BANK (FHLB) - 2.1%
   10,000,000    2.070% due 09/23/2003 ............................................         10,000,000
   10,000,000    2.140% due 08/27/2003 ............................................         10,000,000
                                                                                         -------------
                 Total FHLBs (Cost $20,000,000) ...................................         20,000,000
                                                                                         -------------

             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 1.0%
               (Cost $10,000,000)
   10,000,000    2.000% due 09/09/2003 ............................................         10,000,000

             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 1.9%
    8,302,000    1.930% due 01/10/2003+++ .........................................          8,270,844
   10,000,000    2.550% due 11/05/2002 ............................................         10,000,000
                                                                                         -------------
                 Total FNMAs
                 (Cost $18,270,844) ...............................................         18,270,844
                                                                                         -------------

                 Total U.S. Government Agency Obligations
                   (Cost $48,270,844) .............................................         48,270,844
                                                                                         -------------

FUNDING AGREEMENT - 3.6%
   (Cost $35,000,000)
   35,000,000  New York Life Insurance Company, 1.830% due 08/05/2003++ ...........         35,000,000
                                                                                         -------------

REPURCHASE AGREEMENT - 0.7%
  (Cost $6,731,000)
    6,731,000  Agreement with Credit Suisse First Boston  Corporation, 1.820%
                 dated 10/31/2002,  to be repurchased at $6,731,340 on
                 11/01/2002, collateralized by $6,912,431  U.S. Treasury Bill,
                 1.390% due 04/17/2003 (Market Value $6,867,592) ..................          6,731,000
                                                                                         -------------

TOTAL INVESTMENTS (Cost $967,701,531*).....................................  100.1%        967,701,531
OTHER ASSETS AND LIABILITIES (NET).........................................   (0.1)         (1,199,590)
                                                                             ------      -------------
NET ASSETS ................................................................  100.0%      $ 966,501,941
                                                                             =====       =============

  * Aggregate cost for federal tax purposes.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933.
  + Variable rate securities payable upon demand with not more than five business days' notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2002.
 ++ Floating rate security whose interest rate is reset periodically based on an index.
+++ Rate represents discount rate at the date of purchase.

------------------------------------------------------
                 GLOSSARY OF TERMS
AMBAC -- American Municipal Bond Assurance Corporation
FSA   -- Financial Security Assurance
LOC   -- Letter of Credit
MBIA  -- Municipal Bond Investors Assurance
------------------------------------------------------

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT MONEY MARKET FUND

OCTOBER 31, 2002

    PRINCIPAL
     AMOUNT                                                                                  VALUE
     ------                                                                                  -----
MUNICIPAL BONDS AND NOTES - 100.6%
  ALABAMA - 4.5%
  $ 1,500,000  Daphne-Villa Mercy, Special Care Facilities  Finance Authority,
               Health Care  Revenue, (Mercy Medical Project),
                 (LOC: SouthTrust Bank),
                 1.860% due 12/01/2030+ ...........................................      $   1,500,000
                                                                                         -------------

  ALASKA - 1.5%
      490,000  North Slope Boro, Capital Appreciation,  UTGO, Series B,
                 (MBIA Insured), Zero coupon due 01/01/2003 .......................            488,579
                                                                                         -------------

  ARIZONA - 5.3%
      455,000  Arizona Health Facilities Authority, Health  Care Revenue,
                 (Pooled Loan Program), (FGIC Insured), 1.900% due 10/01/2015+ ....            455,000
    1,300,000  Maricopa County, Industrial Development  Authority, MFHR,
                 (Gran Victoria  Housing LLC Project), Series A,
                 (FNMA Collateral),
                 1.850% due 04/15/2030+ ...........................................          1,300,000
                                                                                         -------------
                                                                                             1,755,000
                                                                                         -------------

  ARKANSAS - 4.8%
    1,600,000  Saline County, PCR, (Alcoa Inc. Project),  (LOC: Alcoa Inc.),
                 2.200% due 08/01/2010+ ...........................................          1,600,000
                                                                                         -------------

  COLORADO - 1.2%
      400,000  Metropolitan Football Stadium District, Sales Tax  Revenue,
                 Series B, (MBIA Insured), Zero coupon due 01/01/2003 .............            399,075
                                                                                         -------------

  FLORIDA - 3.9%
      500,000  Orange County, Health Facilities Authority,  Health Care Revenue,
                 (Presbyterian  Retirement Project), (LOC: Bank of  America
                 Corporation),
                 1.900% due 11/01/2028+ ...........................................            500,000
      800,000  Orange County, IDR, (Central Florida  YMCA Project), Series A,
                 (LOC: Bank of America Corporation),
                 1.900% due 05/01/2027+ ...........................................            800,000
                                                                                         -------------
                                                                                             1,300,000
                                                                                         -------------

  GEORGIA - 2.3%
      750,000  Dahlonega, Downtown Development  Authority, Student Housing
                 Revenue,  (North Georgia Student Housing LLC  Project),
                 Series A, (LOC: Wachovia Corporation),
                 1.900% due 06/01/2028+ ...........................................            750,000
                                                                                         -------------

  HAWAII - 1.8%
      565,000  Hawaii State, UTGO, Series CE,
                 8.000% due 06/01/2003 ............................................            586,019
                                                                                         -------------

  ILLINOIS - 2.7%
      350,000  IIlinois Health Facilities Authority, Health  Care Revenue,
                 (Blessing Hospital  Project), Series B, (FSA Insured),
                 1.900% due 11/15/2029+ ...........................................            350,000
      200,000  IIlinois State Toll Highway Authority, Toll  Highway Priority
                 Revenue, Series A,  (FGIC Insured), (Pre-refunded to
                 01/01/2003 @ $102),
                 5.750% due 01/01/2017 ............................................            205,402
      350,000  Metropolitan Pier & Exposition Authority,  Dedicated State Tax
                 Revenue, Series A, ETM,
                 5.900% due 06/15/2003 ............................................            359,685
                                                                                         -------------
                                                                                               915,087
                                                                                         -------------

  INDIANA - 7.2%
      185,000  Indiana State Educational Facilities  Authority, College &
                 University  Revenue, (Franklin College Project),
                 (LOC: Bank One Corporation),
                 1.900% due 10/01/2019+ ...........................................            185,000
               Marion, Economic Development Revenue, (Indiana Wesleyan
                 University Project),  (LOC: Bank One Corporation):
      500,000    1.900% due 06/01/2030+ ...........................................            500,000
    1,000,000    1.900% due 06/01/2030+** .........................................          1,000,000
      700,000  Miami County, Economic Development  Revenue, (Dukes Memorial
                 Hospital  Project), (LOC: Wells Fargo & Company),
                 1.900% due 10/01/2030+ ...........................................            700,000
                                                                                         -------------
                                                                                             2,385,000
                                                                                         -------------

  IOWA - 1.8%
      600,000  Webster County, Educational Facilities  Revenue, (State Edmond
                 Project), (LOC: Wells Fargo & Company),
                 1.900% due 07/01/2020+ ...........................................            600,000
                                                                                         -------------

  KANSAS - 0.9%
      200,000  Anderson County, Unified School District  No. 365, UTGO, Series A,
                 (FSA Insured),
                 3.000% due 09/01/2003 ............................................            202,523
      100,000  Shawnee, IDR, (Shawnee Village  Association LP), (LOC: J.P. Morgan
                 Chase & Company),
                 1.900% due 12/01/2009+ ...........................................            100,000
                                                                                         -------------
                                                                                               302,523
                                                                                         -------------

  LOUISIANA - 1.5%
      500,000  Ascension Parish, PCR, (Borden Inc.  Project), (LOC: Credit Suisse
                 First Boston Corporation),
                 1.860% due 12/01/2009+ ...........................................            500,000
                                                                                         -------------

  MICHIGAN - 9.9%
    1,000,000  Gaylord, Hospital Finance Authority, Health  Care Revenue,
                 (Otsego Memorial  Hospital Assistance Project),
                 (LOC: Fifth Third Bank),
                 1.850% due 12/01/2026+ ...........................................          1,000,000
    1,300,000  Michigan State Hospital Finance Authority,  Health Care Revenue,
                 (Hospital  Equipment Loan Program), Series A,
                 (LOC: National City Bank),
                 2.050% due 12/01/2023+ ...........................................          1,300,000
      500,000  Michigan State Limited Obligation Strategic  Fund, Health Care
                 Revenue, (Fort  Gratiot Project), Series A, (FNMA  Collateral),
                 1.850% due 02/15/2034+ ...........................................            500,000
      200,000  Portage, Public Schools, UTGO, (Building  & Site Project),
                 (FSA Insured),
                 2.000% due 05/01/2003 ............................................            200,539
      300,000  Western Michigan University, College &  University Revenue,
                 (FGIC Insured),  (Pre-refunded to 11/15/2002 @ $102),
                 6.125% due 11/15/2022 ............................................            306,529
                                                                                         -------------
                                                                                             3,307,068
                                                                                         -------------

  MINNESOTA - 2.9%
      270,000  Duluth, Economic Development Authority,  Health Care Facilities
                 Revenue, (Duluth  Clinic Ltd. Project), (AMBAC Insured),
                 (Pre-refunded to 11/01/2002 @ $102), 6.300% due 11/01/2022 .......            275,400
      300,000  Golden Valley, IDR, (Unicare Homes Inc.   Project), (LOC: Bank
                 of America Corporation), 1.920% due 09/01/2014+ ..................            300,000
      400,000  Minneapolis, Revenue Bonds, (Catholic  Charities Project),
                 (LOC: Wells Fargo & Company), 1.850% due 11/01/2016+ .............            400,000
                                                                                         -------------
                                                                                               975,400
                                                                                         -------------

  MISSOURI - 1.4%
      450,000  Boone County, Hospital Facilities Revenue,  (Boone Hospital
                 Center Project),  Series C, (LOC: U.S. Bank NA),
                 1.900% due 08/15/2020+ ...........................................            450,000
                                                                                         -------------

  NEBRASKA - 0.8%
      250,000  Nebraska Educational Finance Authority,  College & University
                 Revenue,  (Creighton University Project), Series A,
                 (AMBAC Insured),
                 3.800% due 09/01/2003 ............................................            254,817
                                                                                         -------------

  NEVADA - 1.1%
      375,000  Henderson, Special Assessment Revenue, (Local Improvement District
                 No. T-10), Senior Series A, (FSA Insured),
                 4.000% due 08/01/2003 ............................................            381,944
                                                                                         -------------

  NEW YORK - 3.3%
      100,000  Nassau County, UTGO, (General  Improvements Project), Series A,
                 (FGIC Insured),
                 4.500% due 05/01/2003 ............................................            101,421
      600,000  New York, UTGO, Subseries B-2, (LOC:  Morgan Guaranty Trust
                 Company),
                 1.950% due 08/15/2019+ ...........................................            600,000
      100,000  Rotterdam-Mohonasen, Central School  District, UTGO, (FGIC
                 Insured),
                 4.750% due 06/15/2003 ............................................            101,924
      305,000  Williamson, Central School District, UTGO,  (FGIC Insured),
                 5.000% due 06/15/2003 ............................................            311,577
                                                                                         -------------
                                                                                             1,114,922
                                                                                         -------------

  NORTH CAROLINA - 0.8%
      250,000  Brunswick County, COP, (Water Line  Extension Project), (FSA
                 Insured),
                 6.300% due 05/01/2003 ............................................            256,012
                                                                                         -------------

  NORTH DAKOTA - 2.1%
      700,000  Grand Forks, Hospital Facilities Revenue,  (The United Hospital
                 Obligated Group  Project), (LOC: ABN AMRO Bank NV),
                 2.040% due 12/01/2016+ ...........................................            700,000
                                                                                         -------------

  OHIO - 2.7%
      250,000  Ohio State Building Authority, Lease  Revenue,  (Vern Riffe Center
                 Project), Series A, (AMBAC Insured),
                 4.500% due 10/01/2003 ............................................            256,783
      645,000  Warren County, Health Care Facilities  Authority, Health Care
                 Revenue, (Otterbein Homes Project), Series A,  (LOC: Fifth
                 Third Bank),
                 1.900% due 07/01/2021+ ...........................................            645,000
                                                                                         -------------
                                                                                               901,783
                                                                                         -------------

  OKLAHOMA - 1.5%
      500,000  Oklahoma State Industrial Authority, Health  Care Revenue,
                 (Tealridge Manor  Corporation Project), (LOC: Bank of America
                 Corporation),
                 1.900% due 11/01/2018+ ...........................................            500,000
                                                                                         -------------

  PENNSYLVANIA - 6.0%
      300,000  Allegheny County, Hospital Development   Authority, Health Care
                 Revenue, (UMPC  Health System Project), Series B,  (AMBAC
                 Insured),
                 5.000% due 12/15/2002 ............................................            301,013
      600,000  Delaware County, Industrial Development Authority, Airport
                 Facilities Revenue,  (United Parcel Service Project),
                 1.890% due 12/01/2015+ ...........................................            600,000
      225,000  Hazleton, Area School District, UTGO,  Series A, (FGIC Insured),
                 (Pre-refunded to 03/01/2003 @ $101),
                 5.875% due 03/01/2009 ............................................            230,523
      300,000  Pennsylvania State, UTGO, (AMBAC Insured), 5.125% due 09/15/2003 ...            309,091
      250,000  Philadelphia School District, UTGO, Series A, (MBIA Insured),
                 5.200% due 07/01/2003 ............................................            255,643
      300,000  Trinity, Area School District, UTGO, (FGIC  Insured), (Pre-refunded to 05/01/2003 @ $100),
                 5.500% due 05/01/2014 ............................................            305,946
                                                                                         -------------
                                                                                             2,002,216
                                                                                         -------------

  TENNESSEE - 3.0%
    1,000,000  Metropolitan Government Nashville &  Davidson County, Industrial
                 Development Board, MFHR, (Chimneytop II Project), (LOC: Bank
                 of America Corporation),
                 1.880% due 09/01/2006+ ...........................................          1,000,000
                                                                                         -------------

  TEXAS - 10.0%
      200,000  Caddo Mills, Independent School District,  UTGO, (PSF Guaranteed),
                 5.750% due 08/15/2003** ..........................................            206,623
      500,000  Clear Creek, Independent School District,  UTGO, (PSF Guaranteed),
                 2.000% due 02/15/2003*** .........................................            500,760
      260,000  Coppell, Independent School District,  UTGO, (PSF Guaranteed),
                 Zero coupon due 08/15/2003 .......................................            256,960
      300,000  Coppell, UTGO, (FSA Insured), 3.000% due 02/01/2003 ................            301,128
      495,000  Donna, Independent School District,  UTGO, (PSF Guaranteed),
                 2.000% due 02/15/2003 ............................................            495,695
      100,000  Fort Bend, Flood Control Water Supply  Corporation, Property Tax
                 Revenue, (AMBAC Insured),
                 4.300% due 03/01/2003 ............................................            100,912
      275,000  Hidalgo County, LTGO, (County Buildings Construction & Renovation),
                 (FGIC Insured),
                 2.000% due 08/15/2003 ............................................            276,070
      430,000  Laredo, LTGO, (City Offices & Facilities  Land Acquisition),
                 (AMBAC Insured),
                 2.000% due 02/15/2003 ............................................            430,736
      310,000  Rockwall, LTGO, (Waterworks & Sewer  System), (FSA Insured),
                 3.000% due 08/01/2003 ............................................            313,557
      300,000  Texas Public Building Authority, Building  Revenue, (MBIA Insured),
                 Zero coupon due 08/01/2003 .......................................            296,415
      155,000  Tomball, Independent School District,  UTGO, (School House Project),
                 Series A, (PSF Guaranteed),
                 2.000% due 02/15/2003*** .........................................            155,200
                                                                                         -------------
                                                                                             3,334,056
                                                                                         -------------

  VIRGINIA - 3.1%
    1,040,000   Norfolk, IDR, (Children's Hospital of the  King's Daughters Inc.
                 Project), (LOC: Wachovia Corporation),
                 1.850% due 06/01/2020+ ...........................................          1,040,000
                                                                                         -------------

  WASHINGTON - 12.0%
      100,000  Kent, UTGO, (AMBAC Insured),
                 5.000% due 12/01/2002 ............................................            100,284
    1,000,000  King County, Economic Enterprise  Corporation Revenue, (Puget Sound
                 Blood Center Project), (LOC: U.S. Bank NA),
                 1.900% due 04/01/2023+ ...........................................          1,000,000
      700,000  Port Seattle, Industrial Development  Corporation, Airport Revenue,
                 (Alaska  Airlines Inc. Project), (LOC: Bank of  New York Company,
                 Inc.),
                 1.850% due 12/01/2009+ ...........................................            700,000
    1,045,000  Seattle, Low Income Housing Assistance  Authority, Health Care
                 Revenue, (Bayview Manor Homes Project),  Series B, (LOC: U.S.
                 Bank NA),
                 1.900% due 05/01/2019+ ...........................................          1,045,000
      315,000  University of Washington, College & University Revenue, (Housing
                 & Dining System Project), (AMBAC Insured),
                 4.000% due 12/01/2002 ............................................            315,491
      375,000  Washington State Health Care Facilities  Authority, Health Care
                 Revenue,  (Swedish Hospital Medical Center  Project),
                 (FGIC Insured), (Pre-refunded  to 11/15/2002 @ $102),
                 6.300% due 11/15/2022 ............................................            383,109
      440,000  Washington State Housing Finance Commission, Elderly Housing Revenue,
                 (Riverview Retirement Project), (LOC:  U.S. Bank NA),
                 1.900% due 07/01/2022+ ...........................................            440,000
                                                                                         -------------
                                                                                             3,983,884
                                                                                         -------------

  WYOMING - 0.6%
      200,000  Albany County Improvements Statutory  Trust, COP, (MBIA Insured),
                 3.000% due 07/15/2003 ............................................            201,943
                                                                                         -------------
               Total Municipal Bonds and Notes
                 (Cost $33,485,328) ...............................................         33,485,328
                                                                                         -------------

     Shares
     ------
INVESTMENT COMPANY SECURITY - 0.4%
  (Cost $138,957)
      138,957  Dreyfus Tax-Exempt Cash
                 Management Fund ..................................................            138,957
                                                                                         -------------

TOTAL INVESTMENTS (Cost $33,624,285*)....................................... 101.0%         33,624,285
OTHER ASSETS AND LIABILITIES (NET)..........................................  (1.0)           (324,666)
                                                                             -----       -------------
NET ASSETS.................................................................. 100.0%      $  33,299,619
                                                                             =====       =============

  * Aggregate cost for federal tax purposes.
 ** Security pledged as collateral for when-issued securities.
*** Security purchased on a when-issued basis.
  + Variable rate securities payable upon demand with not more than five business days' notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2002. See Notes to Financial Statements.portfolio of investments

      ------------------------------------------------------
                        GLOSSARY OF TERMS
      AMBAC -- American Municipal Bond Assurance Corporation
      COP   -- Certificate of Participation
      ETM   -- Escrowed to Maturity
      FNMA  -- Federal National Mortgage Association
      FGIC  -- Federal Guaranty Insurance Corporation
      FSA   -- Financial Security Assurance
      IDR   -- Industrial Development Revenue
      LOC   -- Letter of Credit
      LTGO  -- Limited Tax General Obligation Bond
      MBIA  -- Municipal Bond Investors Assurance
      MFHR  -- Multi-family Housing Revenue
      PCR   -- Pollution Control Revenue
      PSF   -- Permanent School Fund Guarantee Program
      UTGO  -- Unlimited Tax General Obligation Bond
      ------------------------------------------------------

See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS

CALIFORNIA MONEY FUND

OCTOBER 31, 2002

    PRINCIPAL
     AMOUNT                                                                                  VALUE
     ------                                                                                  -----
MUNICIPAL BONDS AND NOTES - 100.5%
  CALIFORNIA - 95.8%
               ABAG Financing Authority For Nonprofit  Corporation, Revenue Bonds:
$   1,000,000    (Hamlin School Project), Series A,  (LOC: BNP Paribas SA),
                 1.900% due 08/01/2032+ ...........................................      $   1,000,000
    1,000,000    (Public Policy Institute of California Project),  Series A,
                 (LOC: California State Teachers  Retirement System),
                 1.900% due 11/01/2031+ ...........................................          1,000,000
               Alameda County, IDR, AMT, (LOC: Wells  Fargo & Company):
      900,000    (Heat and Control Inc. Project), Series A,
                 2.000% due 11/01/2025+ ...........................................            900,000
      400,000    (JMS Family Partnership Project), Series A,
                 1.950% due 10/01/2025+ ...........................................            400,000
    1,000,000  Antelope Valley, Health Care District, Health  Care Revenue,
                 Series A, (LOC: J.P. Morgan Chase & Company),
                 1.850% due 09/01/2017+ ...........................................          1,000,000
      115,000  Brea Redevelopment Agency, Tax Allocation  Revenue, (Redevelopment
                 Project AB), Series A, (AMBAC Insured),
                 4.000% due 08/01/2003 ............................................            117,034
      200,000  California Community College Financing  Authority, Lease Revenue,
                 Series A, (AMBAC Insured),
                 1.400% due 08/01/2003 ............................................            200,000
      500,000  California Pollution Control Financing Authority, Resource Recovery
                 Revenue, (Burney Forest Products Project), Series A, AMT,
                 (LOC: Fleet National Bank),
                 2.010% due 09/01/2020+ ...........................................            500,000
    1,000,000  California Pollution Control Financing Authority, Solid Waste
                 Disposal Revenue, (Waste Management Project), Series A, AMT,
                 (LOC: ABN AMRO Bank NV),
                 1.850% due 01/01/2022+ ...........................................          1,000,000
      100,000  California State Economic Development Financing Authority, IDR,
                 (Calco Project), AMT, (LOC: Wells Fargo & Company),
                 2.050% due 04/01/2027+ ...........................................            100,000
               California Statewide Communities Development Authority, College
                 & University Revenue:
    1,000,000    (Biola University Project), Series A, (LOC: Allied Irish Bank PLC),
                 2.000% due 10/01/2032+ ...........................................          1,000,000
    1,000,000    (Masters College), (LOC: U.S. Bank NA),
                 1.850% due 02/01/2032+ ...........................................          1,000,000
    1,000,000  California Statewide Communities Development  Authority, COP,
                 (John Muir/Mt. Diablo Health  Center), (AMBAC Insured),
                 1.950% due 08/15/2027+ ...........................................          1,000,000
               California Statewide Communities Development  Authority, MFHR, AMT:
    1,000,000    (Ivy Hill Apartments Project), Series I, (LOC: Bank of America
                 Corporation),
                 1.900% due 02/01/2033+ ...........................................          1,000,000
    1,000,000    (Sharp & Flats Apartments), Series X,  (FNMA Collateral),
                 1.900% due 10/15/2032+ ...........................................          1,000,000
      180,000  Castro Valley, Unified School District, UTGO,  (Election 2002
                 Project), (FSA Insured),
                 6.500% due 08/01/2003 ............................................            186,517
      500,000  Contra Costa County, COP, (Merrithew Memorial Hospital Replacement
                 Project), (Pre-refunded to 11/01/2002 @ $102),
                 6.625% due 11/01/2022 ............................................            510,000
      280,000  Corona-Norco, Unified School District Public Financing Authority,
                 Special Tax Revenue, (Community Facilities Districts Refinancing),
                 Series A, (MBIA Insured),
                 5.000% due 09/01/2003 ............................................            288,363
      500,000  Duarte, COP, (City of Hope National Medical  Center Project),
                 (Pre-refunded to 04/01/2003 @ $102),
                 6.125% due 04/01/2013 ............................................            517,999
               Los Angeles County, Industrial Development  Authority, IDR:
    1,180,000    (HON Industries Inc. Project), (LOC: Northern Trust Corporation),
                 1.840% due 10/01/2004+ ...........................................          1,180,000
      400,000    (Tulip Corporation Project), Series A, AMT, (LOC: California
                 State Teachers Retirement System),
                 1.950% due 07/01/2014+,++ ........................................            400,000
    1,000,000  Los Angeles, Wastewater System Revenue, (Multimodal Project),
                 Series C, (FGIC Insured),
                 1.850% due 12/01/2031+ ...........................................          1,000,000
      330,000  Merced County, COP, (Juvenile Justice Correction Facilities Project),
                 (AMBAC Insured),
                 3.000% due 06/01/2003 ............................................            332,360
    1,200,000   Novato, MFHR, (Nova-Ro III Senior Housing Project), (LOC: BNP
                 Paribas SA),
                 1.950% due 10/01/2032+ ...........................................          1,200,000
      500,000  Orange County, Apartment Development Revenue, (Niguel Summit II
                 Project), Series B, (LOC: Northern Trust Corporation),
                 1.800% due 11/01/2009+ ...........................................            500,000
      900,000  Orange County, COP, (Florence Crittendoc  Services), (LOC: UBS AG),
                 1.840% due 03/01/2016+ ...........................................            900,000
    1,000,000  Paramount, Redevelopment Agency, Tax Allocation Revenue,
                 (Redevelopment Project  Area No. 1), Series B, (MBIA Insured),
                 (Pre-refunded to 08/01/2003 @ $21.4282), Zero coupon due 08/01/2026           212,042
      800,000  Pasadena, COP, (Rose Bowl Improvements  Project), (LOC: California
                 State Teachers Retirement System),
                 1.900% due 12/01/2016+ ...........................................            800,000
      500,000  Rancho Mirage, Joint Powers Financing  Authority, Health Care
                 Revenue,  (Eisenhower Medical Center Project), Series A, (LOC:
                 Bank of New York Company, Inc.),
                 1.980% due 01/01/2026+ ...........................................            500,000
    1,000,000  San Diego, MFHR, Issue A, (LOC: Fifth Third  Bank),
                 1.850% due 02/01/2009+ ...........................................          1,000,000
      200,000  San Diego, Public Facilities Financing Authority, Sewer Revenue,
                 (FGIC Insured),
                 4.375% due 05/15/2003 ............................................            203,158
      500,000  San Dimas, Redevelopment Agency, COP, (Diversified Shopping Project),
                 (LOC: Morgan Guaranty Trust Company),
                 1.850% due 12/01/2005+ ...........................................            500,000
               San Francisco City and County International  Airports Commission,
                 Airport Revenue,  Second Series:
      400,000  Issue 8B, (FGIC Insured),
                 5.000% due 05/01/2003 ............................................            407,027
      250,000  Issue 15B, (FSA Insured),
                 3.900% due 05/01/2003 ............................................            252,931
      250,000  Issue 26B, (FGIC Insured),
                 5.000% due 05/01/2003 ............................................            254,170
    1,300,000  San Francisco City and County, Redevelopment Agency, MFHR,
                 (Fillmore  Center Project), Series B-1, (LOC: Credit Suisse First
                 Boston Corporation),
                 1.870% due 12/01/2017+ ...........................................          1,300,000
    1,000,000  San Jose, Unified School District, UTGO, (Santa Clara County Project),
                 Series A, (FSA Insured),
                 4.000% due 08/01/2003 ............................................          1,019,234
      140,000  San Marcos, Unified School District, Special Tax Revenue, (Community
                 Facilities District No. 4), (FSA Insured),
                 3.000% due 09/01/2003 ............................................            141,725
      490,000  San Ramon Valley, Unified School District, UTGO, Series A,
                 (FGIC Insured), Zero coupon due 07/01/2003 .......................            485,637
    1,200,000  Union City, IDR, Series A-1, AMT, (LOC: Bank of America Corporation),
                 1.950% due 12/01/2006+ ...........................................          1,200,000
                                                                                         -------------
                                                                                            26,508,197
                                                                                         -------------

  PUERTO RICO - 4.7%
               Puerto Rico Commonwealth, UTGO, (Public  Improvement Project):
      675,000    (AMBAC Insured),
                 4.500% due 07/01/2003 ............................................            688,779
      400,000    (MBIA Insured),
                 5.000% due 07/01/2003 ............................................            408,924
      200,000  Puerto Rico Telephone Authority, Telephone Revenue, (AMBAC Insured),
                 4.950% due 01/01/2003 ............................................            201,202
                                                                                         -------------
                                                                                             1,298,905
                                                                                         -------------
                 Total Municipal Bonds and Notes (Cost $27,807,102) ...............         27,807,102
                                                                                         -------------
     SHARES
     ------
INVESTMENT COMPANY SECURITY - 1.5%
  (Cost $415,301)
      415,301  Dreyfus Basic California Municipal Money Market Fund ...............            415,301
                                                                                         -------------

TOTAL INVESTMENTS (Cost $28,222,403*)......................................  102.0%         28,222,403
OTHER ASSETS AND LIABILITIES (NET).........................................   (2.0)           (549,894)
                                                                             ------      -------------
NET ASSETS.................................................................  100.0%      $  27,672,509
                                                                             =====       =============

 *  Aggregate cost for federal tax purposes.
 +  Variable rate securities payable upon demand with not more than five business days' notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at October 31, 2002.
++  Security exempt from registration under Rule 144A of the Securities Act of 1933.


      ------------------------------------------------------
                       GLOSSARY OF TERMS
      AMBAC -- American Municipal Bond Assurance Corporation
      AMT   -- Alternative Minimum Tax
      COP   -- Certificate of Participation
      FGIC  -- Federal Guaranty Insurance Corporation
      FNMA  -- Federal National Mortgage Association
      FSA   -- Financial Security Assurance
      IDR   -- Industrial Development Revenue
      LOC   -- Letter of Credit
      MBIA  -- Municipal Bond Investors Assurance
      MFHR  -- Multi-family Housing Revenue
      UTGO  -- Unlimited Tax General Obligation Bond
      ------------------------------------------------------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

WM GROUP OF FUNDS

1. ORGANIZATION

WM Trust I ("Trust I") and WM Trust II ("Trust II") (collectively, the "Trusts") were organized as Massachusetts business trusts on September 19, 1997 and February 22, 1989, respectively. The Trusts are registered under the Investment Company Act of 1940 (the "1940 Act"), as open-end management investment companies. The Money Market Fund and Tax-Exempt Money Market Fund are diversified series of WM Trust I. The California Money Fund is a non-diversified series of WM Trust II. Information presented in this report pertains only to the three named "Funds". Financial statements for the other funds included in the Trusts are presented in a separate report. WM Advisors, Inc. (the "Advisor" or "WM Advisors") serves as investment manager to the Funds. The Advisor is a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The Trusts are authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each Fund may offer four classes of shares:
Class A shares, Class B shares, Class C shares and Class I shares. Class A and Class I shares are not subject to an initial sales charge or to a contingent deferred sales charge ("CDSC"). Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within eighteen months from the date of purchase. Class C shares are subject to an initial sales charge at the time of purchase and are subject to a CDSC if redeemed within one year from the date of purchase. Class I shares are currently only offered to the WM Strategic Asset Management Portfolios, LLC, an affiliated open-end management investment company, or affiliates of Washington Mutual and are not available for direct purchase by investors. The Tax-Exempt Money Market and California Money Funds are not currently offering Class B, Class C or Class I shares.

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

PORTFOLIO VALUATION:

Securities are valued on the basis of amortized cost, which approximates market value. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, as long as the effect of fluctuating interest rates on the market value of the instruments is not significant. Certain other assets may be valued by the Advisor under the supervision of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may engage in repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Fund enters into repurchase agreements.

ILLIQUID INVESTMENTS:

Each Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven days; and (5) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined in the following paragraph.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally may be resold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be included within a Fund's limitation on investments in illiquid securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Dividend income is recorded on the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Funds are declared daily and paid monthly. Distributions of any net capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterizations of distributions made by each Fund. The following adjustments have been reflected in the components of net assets on the Statement of Assets and Liabilities to present these balances on an income tax basis, excluding certain temporary differences.

                                                           DECREASE
                                            DECREASE      ACCUMULATED
                                            PAID-IN       NET REALIZED
                                            CAPITAL          LOSS
                                            ---------     ------------
          Tax-Exempt Money Market Fund ...   $ (4,639)       $ 4,639
          California Money Fund ..........     (1,294)         1,294

The above adjustments are not reflected in the calculation of net investment income per share presented in the financial highlights for the year ended October 31, 2002.

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by, among other things, distributing substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

EXPENSES:

General expenses of the Trusts are allocated to all the Funds based upon the relative average net assets of each Fund except printing and postage expenses, which are allocated to all the Funds based upon the relative number of shareholder accounts of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

3.  INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Funds. The Advisor is entitled to a monthly fee at an annual rate based upon on a percentage of the average daily net assets of each Fund at the following rates:


                                                FEES ON
                                               NET ASSETS
                                                EXCEEDING
                                              $500 MILLION
                                FEES ON            AND             FEES ON
                               NET ASSETS       EQUAL TO         NET ASSETS
                                  UP TO       OR LESS THAN       EXCEEDING
NAME OF FUND                  $500 MILLION     $1 BILLION       $1 BILLION
------------                  ------------    ------------      -----------
Money Market Fund..............   .45%            .45%            .40%
Tax-Exempt Money Market Fund...   .45%            .45%            .40%
California Money Fund..........   .45%            .40%            .40%

The Advisor has voluntarily waived $36,203 and $26,964 of its advisory fees for the Tax-Exempt Money Market Fund and the California Money Fund for the year ended October 31, 2002, respectively.

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Washington Mutual, serves as the transfer agent of the Funds. Fees were paid to the Transfer Agent for services related to the issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. The authorized annual shareholder servicing fee is $21.42 for Class A, Class B and Class C shareholder accounts. Class I shares are not subject to shareholder servicing fees.


Custodian fees for certain Funds have been reduced by credits allowed by the custodian for uninvested cash balances. These Funds could have invested this cash in income producing investments. Fees reduced by credits allowed by the custodian for the year ended October 31, 2002 are shown separately in the Statements of Operations.

 4. TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts. The Trusts, together with other mutual funds advised by WM Advisors, pay each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the Trusts. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 38 funds within the WM Group of Funds.

5.  DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and a wholly-owned subsidiary of Washington Mutual, serves as distributor for Class A, Class B and Class C shares. For the year ended October 31, 2002, the Distributor received no commisions (front-end sales charges) on Class C shares and $762,161 representing CDSC fees from Class B and Class C shares.

Each of the Funds has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to the Class I shares of the Funds. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. The Trustees have not authorized, and the Funds do not currently pay, service fees with respect to Class A shares. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class C shares at an annual rate of 0.75% of the average daily net assets of each class. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 Plans are characterized by the SEC as "compensation-type" plans. The service fee is paid by the Fund to the Distributor, which in turn, pays a portion of the service fee to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondences, new account applications and subsequent purchases by check for the shareholders. Under their terms, each Rule 12b-1 plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trusts, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

Effective November 21, 2002, the Distributor began voluntarily waiving a portion of its fee for Class B and Class C shares of the Money Market Fund.

6.  SHARES OF BENEFICIAL INTEREST OWNED BY AFFILIATES

As of October 31, 2002, WMBFA Insurance Agency Inc., WM Financial Services, Inc., both wholly-owned subsidiaries of Washington Mutual, and the Advisor own 77,166,600, 66,020,683 and 14,589,985 Class I shares of the Money Market Fund which is equal to 46%, 39% and 9% of the outstanding Class I shares, respectively.

 7. CAPITAL LOSS CARRYFORWARDS

At October 31, 2002, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                 EXPIRING         EXPIRING         EXPIRING         EXPIRING
                                                 IN 2003          IN 2006          IN 2007          IN 2010
                                                ---------        ----------       ---------        ----------
Money Market Fund ...........................    $ --             $ 42,033         $ --             $ 3,396
Tax-Exempt Money Market Fund ................      --                  252           --                --
California Money Fund .......................     18,781             --                 2              --

8. GEOGRAPHIC AND INDUSTRY

Concentration and Risk Factors There are certain risks arising from the concentration of California Money Fund's investments in California municipal securities. The California Money Fund is more susceptible to factors adversely affecting issuers of California municipal securities than a fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
WM Money Market Fund, WM Tax-Exempt Money Market Fund and WM California Money Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WM Money Market Fund, WM Tax-Exempt Money Market Fund and WM California Money Fund (collectively, the "Funds") as of October 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2002 and 2001 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of October 31, 2002, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Boston, Massachusetts
December 11, 2002

OTHER INFORMATION (UNAUDITED)

WM GROUP OF FUNDS

YEAR ENDED OCTOBER 31, 2002

1. TAX INFORMATION

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end. Of the distributions made from investment income the following percentages are tax exempt for regular Federal income tax purposes:

                 Name of Fund
                 ------------
             Tax-Exempt Money Market Fund ................    100%
             California Money Fund .......................    100%

A portion of this income may be subject to alternative minimum tax.

The above percentages may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

2. TRUSTEES AND OFFICERS INFORMATION

TRUSTEES AND OFFICERS:

NAME, AGE, AND ADDRESS                     LENGTH OF TIME            PRINCIPAL OCCUPATION(S)           OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE                    SERVED (1)                DURING PAST 5 YEARS               HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
David E. Anderson, 75,                  Sierra Funds-8 years       Retired President and CEO of     Children's Bureau Foundation;
17960 Seabreeze Drive                       WM Group of            GTE California, Inc.             Upward Bound House of Santa
Pacific Palisades, CA 90272                Funds-4 years                                            Monica
-----------------------------------------------------------------------------------------------------------------------------------
Wayne L. Attwood, M.D., 73,           Composite Funds-11 years     Retired doctor of internal
3 East 40th Avenue                           WM Group of           medicine and gastroenterology.
Spokane, WA 99203                          Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake, 48,                 Composite Funds-3 years      CPA specializing in personal     Frank Russell Investment
P.O. Box 28338                              WM Group of            financial and tax planning.      Company; Russell Insurance
Spokane, WA 99228-8338                     Funds-4 years                                            Funds; Avista Corporation; St.
                                                                                                    George's School; YMCA of the
                                                                                                    Inland Northwest
-----------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq., 74,              Sierra Funds-8 years       Partner at the law firm of       Braille Institute of America,
553 South Marengo Avenue                    WM Group of            Davis & Whalen LLP.              Inc; Children's Bureau of
Pasadena, CA 91101                         Funds-4 years                                            Southern California, Children's
                                                                                                    Bureau Foundation; Fifield
                                                                                                    Manors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis, 59,                Griffin Funds-5 years       Founder of McGinnis              Baptist Foundation of Texas;
9225 Katy Freeway, Suite 205                WM Group of            Investments.                     Concord  Trust Company
Houston, TX 77024                          Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., Ph.D., 57,      Sierra Funds-7 years       University professor,            Nordstrom Inc.; K2, Inc.; First
110 Westwood Plaza,                         WM Group of            researcher and administrator     Pacific  Advisors' Capital,
Suite C305                                 Funds-4 years           in the Anderson Graduate         Crescent and New Income Funds;
Los Angeles, CA90095-1481                                          School of Management at the      Equity Marketing Inc.; Member
                                                                   University of California Los     of Investment Company Institute
                                                                   Angeles.                         National Board of Governors.
-----------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich, 58,                Composite Funds-1 year      Retired Chairman and CEO of      Wild Seed, Inc.; Catalytic, Inc.
4311 South Madison Road                     WM Group of            BDO Seidman, LLP.
Spokane, WA 99206                          Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
Jay Rockey, 74,                       Composite Funds-3 years      Founder and Chairman of The      Downtown Seattle Association;
2121 Fifth Avenue                           WM Group of            Rockey  Company.                 Rainier Club; WSU Foundation
Seattle, WA 98121                          Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
Morton O. Schapiro, 49,                Griffin Funds-5 years       President of Williams College    Marsh and McLennan
P.O. Box 687                                WM Group of            since 2000. Prior thereto,
Williamstown, MA 01267                     Funds-4 years           Dean of the College of
                                                                   Letters, Arts and Sciences;
                                                                   Professor of Economics and
                                                                   Vice President of Planning,
                                                                   University of Southern
                                                                   California.
-----------------------------------------------------------------------------------------------------------------------------------
Richard C. Yancey                     Composite Funds-23 years     Retired Managing Director of     AdMedia Partners Inc.; Czech
(Lead Trustee), 76,                         WM Group of            Dillon, Read & Co., an           and Slovak  American Enterprise
444 Madison Avenue, 19th Floor             Funds-4 years           Investment Bank now part of      Fund
New York, NY 10022                                                 UBS Warburg.
-----------------------------------------------------------------------------------------------------------------------------------
Anne V. Farrell, 67,                  Composite Funds-4 years      President of the Seattle         Washington Mutual, Inc.; REI
425 Pike Street, Suite 510                  WM Group of            Foundation.
Seattle, WA 98101                          Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy, 65,                Composite Funds-3 years      Chairman of CPM Development      Washington Mutual, Inc.
P.O. Box 3366                               WM Group of            Corporation.
Spokane, WA 99220-3366                      Funds-4 years
-----------------------------------------------------------------------------------------------------------------------------------
William G. Papesh, 59,                Composite Funds-9 years      President, CEO and Director of
President and CEO                           WM Group of            the Advisor, Distributor and
1201 Third Avenue, 22nd Floor              Funds-4 years           Administrator.
Seattle, WA 98101
-----------------------------------------------------------------------------------------------------------------------------------
                                                  POSITION(S) HELD
                                                  WITH REGISTRANT
       NAME, AGE, AND ADDRESS                            &                              PRINCIPAL OCCUPATION(S)
             OF OFFICER                        LENGTH OF TIME SERVED                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
Monte D. Calvin, CPA, 58,             First Vice President of the Funds since   First Vice President and Director of
1201 Third Avenue, 22nd Floor            2002. First Vice President, Chief      the Administrator, Advisor and
Seattle, WA 98101                      Financial Officer and Treasurer since    Distributor.
                                        2001. First Vice President and Chief
                                         Financial Officer since 1998. Vice
                                        President and Treasurer since 1988.
--------------------------------------------------------------------------------------------------------------------
Sandy Cavanaugh, 48,                     Senior Vice President since 2000.      Senior Vice President and Director of
12009 Foundation Place,                   First Vice President since 1997.      the Distributor and Director of the
Suite 350                                                                       Advisor and Administrator since 1997.
GoldRiver, CA 95670                                                             Prior thereto, senior level positions
                                                                                with AIM Management.
--------------------------------------------------------------------------------------------------------------------
Sharon L. Howells, 52,                    First Vice President since 2000.      First Vice President, Secretary and
1201 Third Avenue,                                                              Director of the Advisor, Distributor,
22nd Floor                                                                      and Administrator.
Seattle, WA 98101
--------------------------------------------------------------------------------------------------------------------
Gary Pokrzywinski, 41,                    First Vice President since 2001.      First Vice President of the Advisor.
1201 Third Avenue,                           Vice President since 1999.
22nd Floor
Seattle, WA 98101
--------------------------------------------------------------------------------------------------------------------
Stephen Q. Spencer, 44,                   First Vice President since 2001.      First Vice President of the Advisor.
1201 Third Avenue,                                                              Prior thereto, senior level positions
22nd Floor                                                                      with Smoot, Miller, Cheney and Co.
Seattle, WA 98101
--------------------------------------------------------------------------------------------------------------------
John T. West, 47,                         First Vice President, Secretary,      Vice President of the Administrator.
1201 Third Avenue,                    Compliance Officer, Treasurer and Chief
22nd Floor                              Financial Officer since 2002. First
Seattle, WA 98101                          Vice President, Secretary and
                                        Compliance Officer since 2001. Vice
                                        President, Secretary and Compliance
                                        Officer since 1998. Secretary since
                                                       1993.
--------------------------------------------------------------------------------------------------------------------
Randall L. Yoakum, 42,                   Senior Vice President since 2001.      Senior Vice President and Chief
1201 Third Avenue,                        First Vice President since 1999.      Investment Officer of the Advisor.
22nd Floor                                                                      Prior to 1999, senior positions at
Seattle, WA 98101                                                               D.A. Davidson and Boatmen's Trust.
--------------------------------------------------------------------------------------------------------------------
Note: The Statement of Additional Information includes additional information about Fund Trustees and
Officers and is available, without charge, upon request by calling 1-800-222-5852.
(1) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The
    Griffin Funds merged with the WM Group of Funds on March 5, 1999.
(2) Trustees are considered interested due to their affiliation with Washington Mutual, Inc. or the Funds.

This Annual Report is published for the general information of the shareholders of the WM Group of Funds. It is authorized for distribution to prospective investors only when preceded or accompanied by a current WM Group of Funds prospectus. A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

The WM Group of Funds are not insured by the FDIC. They are not deposits or obligations of, nor are they guaranteed by, any bank. These securities are subject to investment risk, including possible loss of principal amount invested.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

[logo] WM                                                        ---------------
      GROUPofFUNDS                                                  PRSRT STD
                                                                  U.S. Postage
      P.O. Box 9757                                                    PAID
      Providence, RI 02940-9757                                  LOS ANGELES, CA
                                                                  PERMIT #30835
                                                                 ---------------


[recycle symbol] Printed on recycled paper

                                                                 WMMM (12/27/02)